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                                                                   EXHIBIT 10.9

                   AMENDMENT TO STANDARD INDUSTRIAL COMMERCIAL
                               MULTI-TENANT-GROSS



This Amendment to Lease dated as of June 26, 1998 is entered into by and between Rockford River, L.L.C., an Arizona Limited Liability Company ("Lessor"), and Rockford Corporation, an Arizona Corporation ("Lessee"), with reference to the following facts:

         A. Lessor and Lessee entered into a Standard Industrial Commercial Multi-Tenant Lease Gross dated March 7, 1998, (the "Lease") which affects certain leasable space designated as approximately 15,000 square feet located at 636, 644 and 648 South River Drive, Tempe, Arizona 85281.

         B. The Lease is in full force and effect, and neither Lessee nor Lessor has actual knowledge of any default or breach by the other under the Lease.

         C. Lessor and Lessee desire to amend the Lease as provided in this Amendment.

NOW, THEREFORE FOR VALUABLE CONSIDERATION, receipt of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:


                             ARTICLE 1 - AMENDMENTS

         1.1 The lease term shall be extended for an additional twelve (12) months. The Expiration Date of December 31, 1999 shall be deleted and the new Expiration Date shall be December 31, 2000.

         1.2 Beginning January 1, 2000 through December 31, 2000, the monthly base rent payable shall be $12,051.00 per month (equivalent to $.8034 per square foot) plus estimated Common Area Operating Expenses, subject to change, plus applicable sales taxes, subject to change, and other sums which may be due under the terms of the Lease.

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                         ARTICLE 2 - GENERAL PROVISIONS

         2.1      The effective date of this Amendment shall be June 26, 1998.

         2.2 The Lease, as amended by this Amendment, is hereby confirmed. All other terms and conditions of the Lease shall remain in full force and effect. In the event of a conflict between the terms and provisions of the Lease and this Amendment, this Amendment shall control.

         IN WITNESS WHEREOF, this Amendment has been executed as of the date first above set forth.

LESSEE:  Rockford Corporation, an        LESSOR:  Rockford River, L.L.C. an
Arizona Corporation                      Arizona Limited Liability Company


By:  /s/                                 By:  Yale, Inc.
     --------------------------------         --------------------------------
              W. Gary Suttle
Its:        President and CEO            Its: Manager
     --------------------------------         --------------------------------
                                         By:  /s/
                                              --------------------------------
                                                     Reginald Winssinger

                                         Its: President
                                              --------------------------------

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             STANDARD INDUSTRIAL COMMERCIAL MULTI-TENANT LEASE-GROSS
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1.       BASIC PROVISIONS ("BASIC PROVISIONS").

         1.1 PARTIES: This Lease ("LEASE"), dated for reference purposes only, March 7, 1997, is made by and between ROCKFORD RIVER, LLC, an Arizona Limited Liability Company ("LESSOR") and Rockford Corporation, an Arizona Corporation ("LESSEE") (collectively the "PARTIES," or individually a "PARTY").

         1.2(a)   PREMISES: That certain portion of the Building, including all
Improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 636, 644 and 648 South River Drive, located in the City of Tempe, County of Maricopa, State of Arizona, with zip code 85281 as outlined on Exhibit A attached hereto ("PREMISES"). The "BUILDING" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Multi-Tenant office/warehouse Industrial Building. The leased premises consist of approximately 15,000 square feet.

         In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined in Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings in the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and Improvements thereon, are herein collectively referred to as the "INDUSTRIAL CENTER." (Also see Paragraph 2.)

         1.2(b)   PARKING: Open unreserved vehicle parking spaces ("UNRESERVED
PARKING SPACES"); and reserved vehicle parking spaces ("RESERVED PARKING SPACES"). (Also see Paragraph 2.6.)

         1.3 TERM: Two (2) years and Zero (0) months ("ORIGINAL TERM") commencing January 1998 ("Commencement Date") and ending December 31, 1999 ("EXPIRATION DATE"). (Also see Paragraph 3.)

         1.4 EARLY POSSESSION: Existing Tenant ("EARLY POSSESSION DATE"). (Also see Paragraphs 3.2 and 3.3.)

         1.5 BASE RENT: $11,700.00 per month ("BASE RENT"), payable on the First(1st) day of each month commencing January 1, 1998 (Also see Paragraph 4.)

[X] If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum _____ attached hereto.

         1.6(a)   BASE RENT PAID UPON EXECUTION: $ 0 as Base Rent for the period
________________________.

         1.6(b)   LESSEE'S SHARE OF COMMON AREA OPERATING EXPENSES: Fourteen
point six-seven percent (14.67%) ("LESSEE'S SHARE") as determined by

[X] prorata square footage of the Premises as compared to the total square footage of the Industrial Center or

[X] other criteria as described in Addendum _____

         1.7 SECURITY DEPOSIT: $6,300.00 (currently on deposit with Lessor), ("SECURITY DEPOSIT"). (Also see Paragraph 5.)

         1.8 PERMITTED USE: General Office ("PERMITTED USE") (Also see Paragraph 6.)

         1.9 INSURING PARTY. Lessor is the "INSURING PARTY." (Also see Paragraph 8.)

         1.10(a) REAL ESTATE BROKERS. The following real estate broker(s) (collectively, the "BROKERS") and brokerage relationships exist In this transaction and are consented to by the Parties (check applicable boxes):

[X] Horizon Real Estate Group, Inc. represents Lessor exclusively ("LESSOR'S BROKER");

[_] represents Lessee exclusively ("LESSEE'S BROKER"); or

[_] represents both Lessor and Lessee ("DUAL AGENCY"). (Also see Paragraph 15.)

         1.10(b) PAYMENT TO BROKERS. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly, or in such separate shares as they may mutually designate In writing, a fee as set forth In a separate written agreement between Lessor and said Broker(s) (or in the event there is no separate written agreement between Lessor and said Broker(s), the sum of $ ) for brokerage services rendered by said Broker(s) in connection with this transaction.


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         1.11     GUARANTOR. The obligations of the Lessee under this Lease are to be guaranteed by ____________________________ ("GUARANTOR") (Also see
Paragraph 37.)

         1.12 ADDENDA AND EXHIBITS. Attached hereto is an Addendum or Addenda consisting of Paragraphs 49 through 50, and Exhibits A through B, all of which constitute a part of this Lease.

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 LETTING. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined in Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

         2.2 CONDITION. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, air conditioning and heating systems and loading doors, if any, in the Premises, other than those constructed by Lessee, shall be In good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a noncompliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

         2.3 COMPLIANCE WITH COVENANTS, RESTRICTIONS AND BUILDING CODE. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or in the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a Commencement Date. Said warranty shall not apply to any Alterations or Utility Installations (defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 is permitted for the Premises under Applicable Laws (as defined in Paragraph 2.4).

         2.4 ACCEPTANCE OF PREMISES. Lessee hereby acknowledges: (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and Me sprinkler systems, security, environmental aspects, seismic and earthquake requirements, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "APPLICABLE LAWS") and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as it deems necessary with reference to such matters, Is satisfied with reference thereto, and assumes all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease', and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

         2.5 LESSEE AS PRIOR OWNER/OCCUPANT. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth In Paragraph 1.1 Lessee was the owner or occupant of the


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